Supplement dated April 2, 2024, to the Statutory Prospectus dated May 1, 2023 for the following variable universal life policies:

Issued by Pacific Life Insurance Company
Pacific Select VUL 2 MVP VUL 11 MVP VUL 11 LTP

The purpose of this supplement is to announce certain policy changes. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We’’, “us’’, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787. Please retain this supplement for future reference.

Effective April 2, 2024, we will no longer offer the Flexible Duration No-Lapse Guarantee Rider on newly issued policies. We reserve the right to offer the Rider on newly issued policies in the future.

Form No. 15-53305-00